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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Transaction Network Services, Inc. and subsidiaries' previously filed Registration Statements on Form S-8, File Nos. 33-85432, 33-85434 and 333-27159.

                                          ARTHUR ANDERSEN LLP

Washington, D.C.,
March 2, 1998

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